SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                             1934.


                   Date of Report: May 21, 1999

                CONCORDE STRATEGIES GROUP, INC,

       (Exact name of registrant as specified in its charter)


Colorado                      33-21546-D               84-1108035
(State or other          Commission File          (IRS Employer
         Jurisdiction of            Number)
                      Identification No.)



       444 Madison Avenue, Suite 1710, New York, NY 10022
     (Address of Principal Executive Offices)    (Zip Code)




   Registrant's telephone number, including area code: (212)
                            317-0060






   Former Name or Former Address If Changed Since Last Report

Item 5. Other Events

     Effective February 25, 1999, Mr. Martin I. Saposnick resigned as a Director of the Registrant because of other business commitments for personal reasons. No dispute existed between the resigning Director and the Board of Directors, and no replacement has been named as of the date of this report.


                           SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 1999                CONCORDE STRATEGIES GROUP, INC.

                                   By: /s/ Robert Gordon
                                       Robert Gordon, President